SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               December 2, 2002
                       _________________________________
                       (Date of earliest event reported)

                               Niku Corporation
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)



         Delaware                   000-28797                    77-0473454
________________________________________________________________________________

(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                             Identification No.)

                                305 Main Street
                        Redwood City, California 94063
         ____________________________________________________________
         (Address of principal executive offices, including zip code)

                                (650) 298-4600
             ____________________________________________________
             (Registrant's telephone number, including area code)

                                Not Applicable.
         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On December 2, 2002, the Company issued a press release announcing that its common stock will trade on The Nasdaq SmallCap Market beginning December 3, 2002. A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 7.  EXHIBITS.

Exhibit Number        Description
99.1                  Press Release dated December 2, 2002

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NIKU CORPORATION




Date:   December 2, 2002        By: /s/  Joshua Pickus
                                    _____________________________
                                    Name: Joshua Pickus
                                    Title: President and Chief Executive Officer
                                    and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number        Description
99.1                  Press Release dated December 2, 2002

                                                                  EXHIBIT 99.1


Investor Contact                            Media Contact

Leonard Yee                                 Rick Downer
Niku Corporation                            Niku Corporation
650-298-3176                                650-298-4691
lyee@niku.com                               rdowner@niku.com

 FOR IMMEDIATE RELEASE

                    NIKU TO TRADE ON NASDAQ SMALLCAP MARKET

Redwood City, CA--December 2, 2002--Niku Corporation (Nasdaq: NIKUD) announced today that its common stock will trade on The Nasdaq SmallCap Market beginning December 3, 2002. The Company's common stock will continue to trade under the symbol "NIKUD" until approximately December 19, 2002, after which trading will resume under the symbol "NIKU."

To qualify for continued listing on The Nasdaq SmallCap Market an issuer must evidence, among other things, (1) a $35 million market value of listed securities, (2) a $1.00 bid price, (3) 500,000 publicly held shares, (4) a $1 million market value of publicly held shares, (5) two market makers, and (6) 300 round lot shareholders.

A Nasdaq listing qualifications panel determined on November 27, 2002, that the listing of Niku's common stock will be transferred to The Nasdaq SmallCap Market from The Nasdaq National Market. The panel further determined that Niku's common stock will continue to be listed on The Nasdaq SmallCap Market provided that the company demonstrates a closing bid price of at least $1.00 for ten consecutive trading days by December 5, 2002, and a market value of listed securities of at least $35 million for ten consecutive trading days by December 20, 2002. On November 27, 2002, the closing bid price of the Company's common stock was $4.60 per share and the market value of its listed securities was approximately $40 million, following recent stock option and warrant exercises.

Securities listed on The Nasdaq SmallCap Market are tradable in the same manner as securities listed on The Nasdaq National Market and prices and trading activity on The Nasdaq SmallCap Market are reported in the same manner as on The Nasdaq National Market.

About Niku

Niku Corporation (Nasdaq: NIKUD) develops enterprise application software that automates knowledge work in companies by integrating portfolio, collaboration, resource, financial, project, and knowledge management in one Web-native application. For more information contact info@niku.com, call 877-846-6458
(NIKU), or visit www.niku.com.


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